UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-01935
                                    ------------------------------------------

                            Eagle Growth Shares, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2008
                         -----------------------------------------------------

Date of reporting period:  December 1, 2007 - May 31, 2008
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                         EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - July 3, 2008

Dear shareholders,

June saw consumer confidence fall to its lowest level in 28 years as high energy prices reverberated through the economy and housing prices headed down the basement steps. Last July the consumer confidence index registered a vibrant 111.9. It has been an eye-watering tumble to June's 50.4 reading.

The credit crunch, gasoline over $4 per gallon, and declining home prices have taken a heavy toll on consumers' psyches.

We increased our stake in FLIR Systems, Inc. from 500 to 4,000 shares and our holdings in Flowserv Corp. from 500 to 1500 shares.

We established new positions in J.B. Hunt Transport Services, Inc., a surface transportation company; Teledyne Technologies, Inc., an electronics company; Wabtec Corporation, a supplier of products and services to the railroad industry; and Warnaco Group Inc., a manufacturer and distributor of clothing for men and women.

We eliminated our holdings in BluePhoenix Solutions, Ltd., Performance Food Group Co., Humana, Inc., Mercury General Corp., Stryker Corporation, and Kinetic Concepts, Inc.

We have 17.5% of our portfolio in short term instruments, ready to take advantage of opportunities which we constantly seek.

We hope the deleveraging of debt in the stock market will be completed in 2009. We would like to remind the reader that down periods in the stock markets present bargains and that markets anticipate an improved economy before the economy bottoms.



                                        Very truly yours,

                                        /s/ Donald H. Baxter

                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO SUMMARY BY INDUSTRY - MAY 31, 2008

                             % of Total                             % of Total
                             Net Assets                             Net Assets
                             ----------                             ----------
U.S. Treasury Bills             17.5%   Retail-Supermarket              4.0%
Research Services                7.9    Waste Management                3.4
Oil & Gas Equipment/Services     7.4    Electronic Products             3.2
Aerospace/Defense                7.1    Packaging                       3.2
Scientific & Technical Equipment 6.7    Media Conglomerate              2.9
Transportation Services          6.1    Real Estate                     2.9
Diversified Machinery            6.1    Apparel                         2.8
Pharmaceuticals Distribution     5.3    Transportation Equipment        2.7
Insurance                        4.7    Construction                    2.7
                                                                      -----
                                        Total Investments              96.6
                                        Other Assets Less Liabilities   3.4
                                                                      -----
                                        Total Net Assets              100.0%
                                                                      =====

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS - MAY 31, 2008

 Shares                                                              Value
--------                                                           ----------
                              COMMON STOCKS-79.1%
                            AEROSPACE/DEFENSE-7.1%
   750     *Alliant Techsystems, Inc.  . . . . . . . . . . . . . . $   81,420
 1,500      L-3 Communications Holdings, Inc.  . . . . . . . . . .    161,085
                                                                   ----------
                                                                      242,505
                                                                   ----------
                                  APPAREL-2.8%
 2,000     *Warnaco Group, Inc.  . . . . . . . . . . . . . . . . .     96,380
                                                                   ----------
                               CONSTRUCTION-2.7%
 2,000      Chicago Bridge & Iron Co. N.V.   . . . . . . . . . . .     91,400
                                                                   ----------
                           DIVERSIFIED MACHINERY-6.1%
 1,500      Flowserve Corp.  . . . . . . . . . . . . . . . . . . .    207,780
                                                                   ----------
                            ELECTRONIC PRODUCTS-3.2%
 2,000     *Teledyne Technologies Inc.   . . . . . . . . . . . . .    111,360
                                                                   ----------
                                 INSURANCE-4.7%
 3,000      Leucadia National Corp.  . . . . . . . . . . . . . . .    162,900
                                                                   ----------
                            MEDIA CONGLOMERATE-2.9%
 3,000      The Walt Disney Co.  . . . . . . . . . . . . . . . . .    100,800
                                                                   ----------
                       OIL & GAS EQUIPMENT/SERVICES-7.4%
 1,000     *Core Laboratories N.V.   . . . . . . . . . . . . . . .    136,820
 2,500     *NATCO Group, Inc.  . . . . . . . . . . . . . . . . . .    118,175
                                                                   ----------
                                                                      254,995
                                                                   ----------
                                 PACKAGING-3.2%
 2,000      Ball Corporation . . . . . . . . . . . . . . . . . . .    108,600
                                                                   ----------
                       PHARMACEUTICALS DISTRIBUTION-5.3%
 2,000     *Hospira, Inc.  . . . . . . . . . . . . . . . . . . . .     83,880
 2,000     *MedcoHealth Solutions Inc.   . . . . . . . . . . . . .     96,900
                                                                   ----------
                                                                      180,780
                                                                   ----------
                               REAL ESTATE-2.9%
 4,000      UDR, Inc.  . . . . . . . . . . . . . . . . . . . . . .     98,960
                                                                   ----------

 Shares                                                              Value
--------                                                           ----------
                             RESEARCH SERVICES-7.9%
 2,000     *Charles River Laboratories Int'l., Inc.  . . . . . . . $  128,560
 2,000     *ICON p.l.c.  . . . . . . . . . . . . . . . . . . . . .    141,000
                                                                   ----------
                                                                      269,560
                                                                   ----------
                            RETAIL-SUPERMARKET-4.0%
 5,000      Kroger Co.   . . . . . . . . . . . . . . . . . . . . .    138,200
                                                                   ----------
                     SCIENTIFIC & TECHNICAL EQUIPMENT-6.7%
 1,000     *Dionex Corp.   . . . . . . . . . . . . . . . . . . . .     72,920
 4,000     *FLIR Systems Inc.  . . . . . . . . . . . . . . . . . .    157,680
                                                                   ----------
                                                                      230,600
                                                                   ----------
                         TRANSPORTATION EQUIPMENT-2.7%
 2,000      Wabtec Corp.   . . . . . . . . . . . . . . . . . . . .     93,140
                                                                   ----------
                          TRANSPORTATION SERVICES-6.1%
 3,000      Expeditors Int'l. of Washington, Inc.  . . . . . . . .    141,240
 2,000      JB Hunt Transport Services, Inc.   . . . . . . . . . .     69,680
                                                                   ----------
                                                                      210,920
                                                                   ----------
                             WASTE MANAGEMENT-3.4%
 2,000     *Stericycle, Inc.   . . . . . . . . . . . . . . . . . .    116,600
                                                                   ----------

Total Value of Common Stocks (Cost $1,513,377) . . . . . . . . . .  2,715,480
                                                                   ----------

Principal
 Amount
---------
                          SHORT-TERM INSTRUMENTS-17.5%
 $600M      U.S. Treasury Bills,
             due 06/16/2008, 2.02% (Cost $599,530) . . . . . . . .    599,530
                                                                   ----------

Total Value of Investments (Cost $2,112,907)#  . . . . . .   96.6%  3,315,010

Other Assets less Liabilities  . . . . . . . . . . . . . .    3.4     116,359
                                                            -----  ----------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . .  100.0% $3,431,369
                                                            =====  ==========

# Aggregate cost for tax purposes is $2,112,907.
* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2008

ASSETS
   Investments in securities, at value
    (identified cost $2,112,907) (Note 1-A) . . . . .              $3,315,010
   Cash . . . . . . . . . . . . . . . . . . . . . . .                 122,889
   Other assets . . . . . . . . . . . . . . . . . . .                   3,380
                                                                   ----------
      Total Assets  . . . . . . . . . . . . . . . . .               3,441,279
LIABILITIES
   Payable for fund shares redeemed . . . . . . . . .  $   100
   Accrued advisory and administrative fees . . . . .    2,857
   Other accrued expenses . . . . . . . . . . . . . .    6,953
                                                       -------
      Total Liabilities . . . . . . . . . . . . . . .                   9,910
                                                                   ----------


NET ASSETS  . . . . . . . . . . . . . . . . . . . . .              $3,431,369
                                                                   ==========

NET ASSETS CONSIST OF:
   Capital paid-in  . . . . . . . . . . . . . . . . .              $2,234,565
   Undistributed net investment deficit . . . . . . .                 (44,555)
   Accumulated net realized gain on investments . . .                  39,256
   Net unrealized appreciation in value
    of investments  . . . . . . . . . . . . . . . . .               1,202,103
                                                                   ----------
      NET ASSETS for 303,290 shares outstanding . . .              $3,431,369
                                                                   ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share
    ($3,431,369 / 303,290 shares) . . . . . . . . . .                  $11.31
   Sales commission: 8 1/2% of offering price*  . . .                    1.05
                                                                       ------
   Offering price (adjusted to nearest cent)  . . . .                  $12.36
                                                                       ======
   Redemption price . . . . . . . . . . . . . . . . .                  $11.31
                                                                       ======


* On purchases of $10,000 or more the offering price is reduced.



                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2008


INVESTMENT INCOME:
   Interest . . . . . . . . . . . . . . . . . . . . .  $ 6,462
   Dividends  . . . . . . . . . . . . . . . . . . . .    9,772
                                                       -------
         Total Income . . . . . . . . . . . . . . . .              $   16,234

EXPENSES:
   Professional fees  . . . . . . . . . . . . . . . .   14,244
   Transfer agent and dividend disbursing agent's
    fees and expenses . . . . . . . . . . . . . . . .   13,347
   Investment advisory fee  . . . . . . . . . . . . .   12,959
   Registration fees  . . . . . . . . . . . . . . . .    5,270
   Administrative fee . . . . . . . . . . . . . . . .    4,320
   Reports and notices to shareholders  . . . . . . .    3,713
   Custodian fees . . . . . . . . . . . . . . . . . .    3,307
   Fund accounting agent's fees . . . . . . . . . . .    2,011
   Insurance expense  . . . . . . . . . . . . . . . .    1,242
   Chief compliance officer fees  . . . . . . . . . .      360
   Other expenses . . . . . . . . . . . . . . . . . .    1,586
                                                       -------
      Total Expenses  . . . . . . . . . . . . . . . .   62,359
      Less: Fees paid indirectly  . . . . . . . . . .    1,570
                                                       -------

   Net expenses . . . . . . . . . . . . . . . . . . .                  60,789
                                                                   ----------
   Net investment loss  . . . . . . . . . . . . . . .                 (44,555)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments . . . . . . . . .   40,050
   Net unrealized depreciation of investments . . . .  (18,302)
                                                       -------
      Net gain on investments . . . . . . . . . . . .                  21,748
                                                                   ----------

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS  . . . . . . . . . . . . . . . . . .              $  (22,807)
                                                                   ==========



                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended      Year Ended
                                                      May 31,     November 30,
                                                       2008          2007
                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:

   OPERATIONS
      Net investment loss . . . . . . . . . . . . . $  (44,555)   $  (76,041)
      Net realized gain on investments  . . . . . .     40,050     1,028,646
      Net unrealized depreciation of investments  .    (18,302)     (391,676)
                                                    ----------    ----------
         Net increase (decrease) in net assets
          resulting from operations . . . . . . . .    (22,807)      560,929

   DISTRIBUTIONS TO SHAREHOLDERS
      Net realized gain on investments ($4.22 and
       $0.133 per share, respectively)  . . . . . . (1,029,206)      (34,961)

   CAPITAL SHARE TRANSACTIONS
      Increase (decrease) in net assets resulting
       from capital share transactions (Note 2) . .    685,650      (290,634)
                                                    ----------    ----------
         Net increase (decrease) in net assets  . .   (366,363)      235,334

NET ASSETS
   Beginning of year  . . . . . . . . . . . . . . .  3,797,732     3,562,398
                                                    ----------    ----------
   End of period  . . . . . . . . . . . . . . . . . $3,431,369    $3,797,732
                                                    ==========    ==========

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations are stated at amortized cost which approximates fair value.

   Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

   [Bullet] Level 1 - quoted prices in active markets for identical securities,
   [Bullet] Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and
   [Bullet] Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

                           EAGLE GROWTH SHARES, INC.

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities with maturities of 60 days or less are valued at amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

   The following is a summary of the inputs used to value the Fund's net assets as of May 31, 2008:

   Valuation Inputs                                  Investments in Securities
   ----------------                                  -------------------------
   Level 1 - Quoted prices . . . . . . . . . . . . .         $2,715,480
   Level 2 - Other significant observable inputs . .            599,530
   Level 3 - Significant unobservable inputs . . . .                ---
                                                             ----------
      Total  . . . . . . . . . . . . . . . . . . . .         $3,315,010
                                                             ==========

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue
Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. This difference is primarily due to differing treatment of net investment losses. The tax character of distributions paid during the six months ended May 31, 2008 and year ended November 30, 2007 was long-term capital gain.

   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - the Fund records security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income and estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK
   As of May 31, 2008, 10,000,000 shares of $0.10 par value capital stock were authorized. Transactions in shares of capital stock were as follows:

                              Six Months Ended          Year Ended
                                May 31, 2008        November 30, 2007
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------
Shares sold . . . . . . . .    5,576   $  63,310      9,461   $ 138,320
Shares issued in
 reinvestment of
 distributions  . . . . . .   85,825     974,969      2,441      33,062
Shares redeemed . . . . . .  (32,042)   (352,629)   (31,512)   (462,016)
                            --------   ---------   --------   ---------
Net increase (decrease) . .   59,359   $ 685,650    (19,610)  $(290,634)
                            ========   =========   ========   =========

                           EAGLE GROWTH SHARES, INC.

3. Investment Advisory and Other Transactions with Affiliates
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund. For the six months ended May 31, 2008, BFC received $251 in commissions from the sale of Fund shares.

   During the six months ended May 31, 2008, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $650. The Fund's custodian provided credits in the amount of $1,570 against custodian charges based on the uninvested cash balances of the Fund.

   The Fund's Chief Compliance Officer (CCO) is also an employee of BFC, and a Vice President of the Fund. For the six-month period ending May 31, 2008, the Fund's CCO salary expense amounted to $360.

4. INVESTMENT TRANSACTIONS
   For the six months ended May 31, 2008, purchases and sales of investment securities, other than short-term notes, aggregated $813,559 and $546,730, respectively. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5. TAX COMPONENTS OF NET ASSETS
   The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

   As of November 30, 2007, the components of net assets on a tax basis were as follows:

   Undistributed long-term gain . . . . . . . . . . . . . .  $1,028,412
   Gross unrealized appreciation  . . . . . . . . . . . . .   1,221,255
   Gross unrealized depreciation  . . . . . . . . . . . . .        (850)
   Capital paid-in  . . . . . . . . . . . . . . . . . . . .   1,548,915
                                                             ----------
      Total . . . . . . . . . . . . . . . . . . . . . . . .  $3,797,732
                                                             ==========

   At May 31, 2008, net unrealized appreciation of investment securities for tax purposes was $1,202,103 consisting of $1,207,937 gross unrealized appreciation and $5,834 gross unrealized depreciation.

   In July 2006, the Financial Accounting Standards Board issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date.

   Recent Securities and Exchange Commission guidance allows implementing FIN 48 in the Fund's net asset calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund implemented FIN 48 on May 31, 2008. Based on management's analysis, the adoption of FIN 48 did not have a material impact on the financial statements.

                           EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS
        (For a Share of Capital Stock Outstanding Throughout Each Period)


                                     Six Months              Year Ended November 30,
                                       Ended       ------------------------------------------
SELECTED PER SHARE DATA             May 31, 2008    2007    2006     2005     2004     2003
-----------------------             ------------   ------   ------   ------  ------   ------

Net Asset Value,
 Beginning of Period . . . . . . .    $15.57       $13.52   $14.39   $15.38  $15.02   $12.67
                                      ------       ------   ------   ------  ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss  . . . . . . .     (0.15)       (0.31)   (0.29)   (0.37)  (0.40)   (0.34)
Net Realized and Unrealized
 Gain (Loss) on Investments  . . .      0.11         2.49     0.92     1.70    0.83     3.22
                                      ------       ------   ------   ------  ------   ------

Total From Investment Operations .     (0.04)        2.18     0.63     1.33    0.43     2.88
                                      ------       ------   ------   ------  ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains . . . . . . . .      4.22         0.13     1.50     2.32    0.07     0.53
                                      ------       ------   ------   ------  ------   ------

Net Asset Value, End of Period . .    $11.31       $15.57   $13.52   $14.39  $15.38   $15.02
                                      ======       ======   ======   ======  ======   ======

TOTAL RETURN* (%)  . . . . . . . .     (0.38)#      16.29     4.83     9.39    2.85    23.85
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets,
 End of Period (in thousands)  . .    $3,431       $3,798   $3,562   $3,733  $3,543   $3,796

Ratio to Average Net Assets:
  Expenses (%) . . . . . . . . . .      3.60(a)      3.54     3.49     3.58    3.57     3.39
  Net Investment Loss (%)  . . . .     (2.58)(a)    (2.03)   (2.10)   (2.61)  (2.65)   (2.59)

Portfolio Turnover Rate (%)  . . .        21#          36       14       23      25       33

*   Calculated without sales charge.
(a) Annualized
#   Not annualized


                       See notes to financial statements

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Growth Shares, Inc., as of May 31, 2008, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months ended May 31, 2008 and the year ended November 30, 2007 and financial highlights for each of the five and one-half year periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc., at May 31, 2008, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

    BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 11, 2008

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)

INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended May 31,
2008.

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, December 1, 2007 through May 31, 2008.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Eagle Growth Shares does not charge redemption fees or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         BEGINNING       ENDING
                       ACCOUNT VALUE  ACCOUNT VALUE   EXPENSE   EXPENSES PAID
                         12/01/07       05/31/08       RATIO    DURING PERIOD#
                       -------------  -------------   -------   -------------
Actual Fund Return*  . .   $1,000      $  998.10      3.60%(a)      $17.97

Hypothetical 5% Return .   $1,000      $1,007.00      3.60%(a)      $18.06

* The actual total return for the six-month period ended May 31, 2008 was -0.38%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(a)Annualized.

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

When making its decision to renew the Fund's Investment Advisory Agreement (the "Advisory Agreement") with Baxter Financial Corporation ("BFC" or the "Advisor"), the Board of Directors (the "Board") carefully considered a variety of materials, which the Directors had received prior to the Board meeting held on March 10, 2008 and March 31, 2008 (which meeting specifically had been called to consider the renewal of the Advisory Agreement). At the Board meeting, BFC provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act"))(the "Independent Directors"), requesting information for the Board's consideration of the continuation of the Advisory Agreement (the "Information Request Letter").

The Information Request Letter had asked BFC to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation payable to the Advisor for the services provided to the Fund, comparative performance information (relating to the Fund and the Advisor), expenses of the Fund, the Fund's and the Advisor's compliance policies and procedures, and certain other relevant information. The Board thoroughly reviewed all of the responses provided by BFC to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The Board compared the Fund's performance to the performance of the S&P 500 Index, the Fund's benchmark, as well as to the Russell 1000 Index, Russell 2000 Index, Russell 3000 Index and the Wilshire 5000 Index. The Board also compared the Fund with the average Morningstar star rating, Morningstar risk and Morningstar returns of other funds under $10 million in net assets with a growth objective listed in the Morningstar Mid Cap Growth Category.

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets under $10 million contained in Lipper's Growth Category. The Board also took into account information furnished by BFC throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related financial statements, and information about the scope and quality of services provided by BFC (as the Fund's investment advisor, administrator and principal underwriter). The Board also had received periodic reports relating to compliance with the Fund's investment policies and restrictions and compliance policies, and information on various regulatory issues relating to the investment company industry.

When considering the continuation of BFC as the Fund's investment advisor and the approval of the Advisory Agreement, the Board discussed the following specific factors:

[BULLET] the nature, extent and quality of the services provided by BFC;

[BULLET] the investment performance of the Fund and of BFC;

[BULLET] the Advisor's cost of providing the services to the Fund, the profitability of managing the Fund to BFC and any ancillary benefits that BFC may enjoy as a result of the Advisor's relationship with the Fund; and

[BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the Advisory Agreement that allow shareholders to participate in the resulting benefits.

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Continued)

In considering the materials described above, the Independent Directors referred to the memorandum from their independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the Advisory Agreement, and outlined the Board's responsibilities when considering the renewal of the Agreement. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and BFC to furnish, such information as may reasonably be necessary to evaluate the terms of the Advisory Agreement, and
(ii) BFC's responses to the Information Request Letter were intended to assist the Board in meeting these requirements.

In its deliberations, the Board took into account a combination of factors, including the following:

   Nature, Extent and Quality of Services
   --------------------------------------
   In considering the nature, extent and quality of advisory services provided by the Advisor, consideration was given by the Board to the qualifications of Donald Baxter, the Fund's portfolio manager. Also, the Board considered how BFC had performed its research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as compliance with the Fund's compliance policies and procedures and the code of ethics that governs personal securities trading by Fund management. The Board evaluated the Advisor's portfolio management process. The Board also evaluated how BFC performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accounting and shareholder services agents. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund. The Board concluded that the scope and quality of advisory services provided by BFC were consistent with the Fund's operational requirements, and shareholders of the Fund had received reasonable value in return for the fees paid to BFC.

   Investment Performance of the Fund and the Advisor
   --------------------------------------------------
   In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the Fund's benchmark and other relevant indexes, as well as the performance of the Fund's peer group, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted its performance, given the challenging market and economic conditions existing over the prior year. The Board concluded that the Fund's investment performance was low, relative to both the relevant market indexes and the Fund's peer group. The Board took account of the Fund's history and the Advisor's historical performance in managing the Fund, and concluded that it was satisfied with the Advisor's performance. Costs of Providing Services In considering the costs of BFC's providing advisory services and the reasonableness of the Fund's expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee schedule and its breakpoints against the fee schedules of other investment companies in the Fund's peer group. Emphasis was placed on the Fund's total expense ratio,

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Continued)

   management-related expenses and non-management-related expenses, compared with the averages reported for the Fund's peer group. The Independent Directors also considered the benefits to BFC of providing various other services to the Fund, such as administration and distribution services, under separate agreements between the Fund and BFC. The Board concluded that BFC's fees were reasonable, in light of the nature, extent, and quality of the services provided to the Fund, the costs of the services provided by BFC as well as the fees charged by other non-affiliated advisers offering a comparable range of services to similar mutual funds.

   The Advisor's Profitability
   ---------------------------
   The Independent Directors considered BFC's level of profitability in providing investment management services to the Fund, Philadelphia Fund, Inc. and certain private clients. The materials prepared to respond to the Information Request Letter reflected that BFC did not manage other registered investment companies (other than Philadelphia Fund Inc.), pooled investment vehicles or separate accounts. In evaluating the Advisor's profitability in managing the Fund, the Independent Directors reviewed BFC's 2007 and 2006 financial statements. The Board also considered the extent to which BFC may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's soft dollars to pay for research and other similar services. The Board determined that there was no need to implement alternative fee schedules at this time. The Board noted that the increased cost of providing advisory services will, in the long term, serve to reduce the Advisor's profitability. The Board concluded that BFC's profitability, in managing the Fund, based on the services provided, and when measured against profitability in prior years of managing the Fund, as well as the Advisor's profitability in managing another investment company was reasonable and not excessive.

   Economies of Scale
   ------------------
   The Board analyzed the Advisor's fee schedule and the breakpoints in the fee schedule against the fee schedules of other investment companies in the Fund's peer group. The Board concluded that economies of scale would be realized as the Fund's assets increased, and noted the fact that BFC's advisory fee schedule was designed to allow the Fund's shareholders to participate in the benefits of these economies of scale (i.e., the Advisor's fees would be reduced), once certain asset levels were met. The Board noted that it would continue to review the availability of such economies of scale.

Based on the foregoing considerations and the overall quality and experience of BFC's personnel and operations, and investment advisory capabilities of the Advisor, the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund. The Independent Directors met separately, without management being present, to consider the renewal of the Advisory Agreement. After full consideration of the factors discussed above, with no single factor identified as being of paramount or controlling importance, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement.

                           EAGLE GROWTH SHARES, INC.


OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member FINRA
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING AGENT UNIFIED FUND SERVICES, INC. P.O. Box 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155




The Fund files its complete schedule of              EAGLE
portfolio holdings with the Securities               GROWTH
and Exchange Commission (SEC) for the                SHARES, INC
first and third quarters of each fiscal
year on Form N-Q. The Fund's Forms N-Q
are available on the SEC's website                   [LOGO]
at http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's Public
Reference Room.  Information on the
operation of the SEC's Public Reference
Room may be obtained by calling
1-800-SEC-0300.

The Fund's proxy voting policies and
procedures and how the Fund voted proxies
relating to portfolio securities during
the most recent 12-month period ended
June 30, 2008 are available without charge
(i) upon request, by calling 1-800-749-9933;
(ii) by writing to the Fund at the above
address; and (iii) on the SEC website at                    SEMI-ANNUAL
www.sec.gov.                                                  REPORT

                                                           May 31, 2008
You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policies and management, past record, the method of calculating the per-share net asset value and the sales commission included in the public offering price - in the current prospectus. This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.


         Not applicable for filing of Semi-Annual Reports to Shareholders.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


         Not applicable for filing of Semi-Annual Reports to Shareholders.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES


         Not applicable for filing of Semi-Annual Reports to Shareholders.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.



ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) Not applicable for filing of Semi-Annual Reports to Shareholders.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Eagle Growth Shares, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 22, 2008
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 22, 2008
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  July 22, 2008
 ---------------------

* Print the name and title of each signing officer under his or her signature.